Exhibit 10.3

THIRTEENTH AMENDMENT OF AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

THIS THIRTEENTH AMENDMENT OF AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is entered into as of the 2nd day of June, 2010, effective as of May 28, 2010, by and among WEST OAHU MALL ASSOCIATES, LLC, a Hawaii limited liability company (“Seller”) and TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, Seller and TNP AQUISITIONS, LLC, a Delaware limited liability company (“TNP”) entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of July 13, 2009, as amended by that certain First Amendment of Purchase and Sale and Joint Escrow Instructions dated July 22, 2009, that certain Second Amendment of Purchase and Sale and Joint Escrow Instructions dated August 13, 2009, that certain Third Amendment of Purchase and Sale and Joint Escrow Instructions dated August 31, 2009, that certain Fourth Amendment of Purchase and Sale and Joint Escrow Instructions dated October 15, 2009, that certain Fifth Amendment of Purchase and Sale and Joint Escrow Instructions dated November 24, 2009, that certain Sixth Amendment of Purchase and Sale and Joint Escrow Instructions dated December 15, 2009, that certain Seventh Amendment of Purchase and Sale and Joint Escrow Instructions dated December 23, 2009, that certain Eighth Amendment of Purchase and Sale and Joint Escrow Instructions dated January 11, 2010, that certain Ninth Amendment of Purchase and Sale and Joint Escrow Instructions dated January 18, 2010, that certain Tenth Amendment of Purchase and Sale and Joint Escrow Instructions dated March 15, 2010, that certain Eleventh Amendment of Purchase and Sale and Joint Escrow Instructions dated April 13, 2010 and that certain Twelfth Amendment of Purchase and Sale and Joint Escrow Instructions effective as of April 27, 2010 (collectively, “Purchase Agreement”), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, certain Property located in Honolulu, Hawaii and more particularly described in the Purchase Agreement;

WHEREAS, in accordance with the terms of the Purchase Agreement, the rights and obligations of TNP have been assigned to and assumed by Buyer pursuant to an Assignment and Assumption Agreement dated December 14, 2009 between TNP as assignor and Buyer as assignee;

WHEREAS, pursuant to the Purchase Agreement, the Outside Closing Date is defined as May 28, 2010;

WHEREAS, Seller and Buyer desire to amend the Purchase Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Recitals; Defined Terms. The foregoing recitals are incorporated herein by this reference. Terms written with initial capital letters shall have the meanings given to them in the Purchase Agreement, unless expressly otherwise defined in this Amendment.

2. Amendment. Notwithstanding anything to the contrary contained in the Agreement, the parties acknowledge and agree that the Purchase Agreement is amended as follows:

a. The Outside Closing Date shall be Friday, June 4, 2010.

b. The following amounts shall be credited to Seller in the closing statement as prorations or reimbursements:

(i)	$3,225.75 for rent to be paid by the GSA for the period from June 1, 2010 to and through June 3, 2010 (“GSA June Rent”);

(ii)	$2,729.22 for reimbursement to be paid by GSA for 303 days of 24 hour HVAC use; and

(iii)	$43,503.97 for reimbursement to be paid by the GSA for tenant improvements.

If the Closing occurs after June 4, 2010, the prorated amounts set forth in paragraphs (i) and (ii) above shall be adjusted to prorate the amounts due as of the Closing Date. If the GSA June Rent is received by Seller, the GSA June Rent shall be deposited with Escrow Holder for proration.

c. The amount of $65,154.69 shall be held after Closing by Escrow Holder for the payment by Buyer of Seller’s prorata share as of Closing of percentage rent, general excise taxes and other additional rent owed under the Longs Drug Stores lease for the Property for 2010. Upon determination of such percentage rent, general excise taxes and other additional rent owed under such lease for 2010, Escrow Holder shall pay to Seller its prorata share as of Closing of such percentage rent, general excise taxes and other additional rent, and Buyer shall pay to Seller within five (5) days after such determination any additional amounts owed to Seller if the amounts held by Escrow Holder are insufficient to pay the amounts due to Seller

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts. Each such counterpart hereof shall be deemed to be an original instrument but all such counterparts together shall constitute but one agreement. The submission of a signature page by facsimile transmission shall be considered an original signature page for purposes of this Amendment.

4. No Other Effect. As amended hereby, the Purchase Agreement remains in full force and effect without further modification or amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SELLER:	West Oahu Mall Associates, LLC, A Hawaii limited liability company By: West Oahu Mall Inc.

	By:	/s/ Joseph Daneshgar
	Name:	Joseph Daneshgar
	Title:	President

BUYER:	TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company

	By:	/s/ Wendy Worcester
	Name:	Wendy Worcester
	Title:	CFO

CONSENT OF ESCROW HOLDER

The undersigned Escrow Holder hereby agrees to (i) accept the foregoing Amendment, (ii) be Escrow Holder under said Purchase Agreement and Amendment and (iii) be bound by said Amendment in the performance of its duties as Escrow Holder; provided, however, the undersigned shall have no obligations, liability or responsibility under this Consent unless and until said Amendment, fully signed by the parties, has been delivered to the undersigned.

DATED: June 2, 2010	TITLE GUARANTY ESCROW SERVICES, INC

	By	/s/ Barbara Paulo
		Its	Assistant Vice President

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